UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2007

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of principal executive offices)

(702) 804-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On June 12, 2007, Citadel Broadcasting Corporation (“Citadel”), Alphabet Acquisition Corp., a wholly-owned subsidiary of Citadel (“Alphabet Acquisition”), The Walt Disney Company (“Disney”) and ABC Radio Holdings, Inc., formerly known as ABC Chicago FM Radio, Inc., then a wholly owned subsidiary of Disney (“ABC Radio Holdings”) consummated the merger (the “Merger”) of Alphabet Acquisition with and into ABC Radio Holdings, which holds Disney’s ABC Radio Network business and 22 ABC Radio Group stations (collectively, the “ABC Radio Business” or the “ABC Radio Group”).

On June 18, 2007, Citadel filed a Current Report on Form 8-K pertaining to the Merger. In response to Item 9.01 of such Form 8-K, Citadel stated that it would file certain financial information pursuant to Item 9.01 within the time period permitted for the filing thereof. This Current Report on Form 8-K/A is filed to provide such financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

I.	The unaudited interim combined financial statements of the ABC Radio Group for the three months ended March 31, 2007 and April 1, 2006, the six months ended March 31, 2007 and April 1, 2006, and as of March 31, 2007 and September 30, 2006 (included herein as Exhibit 99.2 and incorporated herein by reference).

II.	The audited combined financial statements of the ABC Radio Group for the years ended September 30, 2006, October 1, 2005 and September 30, 2004, and as of September 30, 2006 and October 1, 2005 (included herein as Exhibit 99.3 and incorporated herein by reference).

(b)	Pro Forma Financial Information.

I.	The unaudited pro forma condensed balance sheet of the ABC Radio Business as of March 31, 2007 and the unaudited pro forma condensed combined statement of operations for the twelve months ended December 30, 2006 and for the three months ended March 31, 2007 (included herein as Exhibit 99.4 and incorporated herein by reference).

II.	The unaudited pro forma condensed balance sheet of Citadel as of March 31, 2007 and the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2006 and for the three months ended March 31, 2007 (included herein as Exhibit 99.5 and incorporated herein by reference).

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of February 6, 2006, by and among The Walt Disney Company, ABC Radio Holdings, Inc., f/k/a ABC Chicago FM Radio, Inc., Citadel Broadcasting Corporation and Alphabet Acquisition Corp. (incorporated herein by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2006).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated November 19, 2006, by and among The Walt Disney Company, ABC Radio Holdings, Inc., f/k/a ABC Chicago FM Radio, Inc., Citadel Broadcasting Corporation and Alphabet Acquisition Corp. (incorporated herein by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 22, 2006).

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2.3	Separation Agreement, dated as of February 6, 2006, by and between The Walt Disney Company and ABC Radio Holdings, Inc., f/k/a ABC Chicago FM Radio, Inc. (incorporated herein by reference to Exhibit 2.2 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2006).

2.4	Amendment No. 1 to the Separation Agreement, dated November 19, 2006, by and between The Walt Disney Company and ABC Radio Holdings, Inc., f/k/a ABC Chicago FM Radio, Inc., (incorporated herein by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 22, 2006).

2.5	Certificate of Merger filed with the Secretary of State of the State of Delaware on June 12, 2007.**

10.1	Tax Sharing and Indemnification Agreement, dated June 12, 2007, by and among Citadel Broadcasting Corporation, ABC Radio Holdings, Inc., f/k/a ABC Chicago FM Radio, Inc., and The Walt Disney Company.**

10.2	Credit Agreement, dated June 12, 2007, among Citadel Broadcasting Corporation, certain lenders, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. and Deutsche Bank Trust Company Americas as Syndication Agents, and Credit Suisse, Cayman Islands Branch and Wachovia Bank, National Association as Documentation Agents.**

10.3	ABC News Production/Distribution Agreement, dated June 12, 2007, by and between American Broadcasting Companies, Inc. and Radio Networks, LLC.**

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Joint press release dated June 12, 2007, issued by Citadel Broadcasting Corporation and The Walt Disney Company.**

99.2	The unaudited interim combined financial statements of the ABC Radio Group for the three and six months ended March 31, 2007 and April 1, 2006, and as of March 31, 2007 and September 30, 2006.

99.3	The audited combined financial statements of the ABC Radio Group for the years ended September 30, 2006, October 1, 2005 and September 30, 2004, and as of September 30, 2006 and October 1, 2005.

99.4	The unaudited pro forma combined condensed balance sheet of the ABC Radio Business as of March 31, 2007 and the unaudited pro forma combined condensed statements of operations for the twelve months ended December 30, 2006 and the three months ended March 31, 2007.

99.5	The unaudited pro forma combined condensed balance sheet of Citadel as of March 31, 2007 and the unaudited pro forma combined condensed statements of operations for the twelve months ended December 31, 2006 and the three months ended March 31, 2007.

**	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

	By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
Date: August 8, 2007	Title:	Vice President–Finance

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